SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ]	Confidential, for Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DYNAMIC MATERIALS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado  80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2004

To the Stockholders of
DYNAMIC MATERIALS CORPORATION:                       April 23, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "Company"), will be held on June 10, 2004 at 9:00 a.m. local time at 5405 Spine Road, Boulder, Colorado 80301 for the following purposes:

1.     To reelect all directors to hold office until the 2005 meeting of stockholders.

2.     To approve the amendment of the Company's 1997 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 50,000 shares.

3.     To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     The Board of Directors has fixed the close of business on April 13, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ RICHARD A. SANTA
RICHARD A. SANTA
Vice President, Chief Financial Officer and Secretary

Boulder, Colorado

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR THAT PURPOSE, WITH POSTAGE PREPAID IF MAILED IN THE UNITED STATES. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

DYNAMIC MATERIALS CORPORATION
5405 Spine Road
Boulder, Colorado  80301

_______________

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2004

_______________

Information Concerning Solicitation and Voting

General

     The enclosed proxy, attached as Appendix A, is solicited on behalf of the Board of Directors of Dynamic Materials Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 10, 2004 at 9:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company's offices at 5405 Spine Road, Boulder, Colorado. The Company intends to mail this proxy statement and accompanying proxy card on or about April 23, 2004, to all stockholders entitled to vote at the annual meeting.

Solicitation

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of the Company beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

     Only holders of record of common stock at the close of business on April 13, 2004 will be entitled to notice of and to vote at the annual meeting. At the close of business on April 13, 2004, the Company had 5,107,134 shares of common stock outstanding and entitled to vote. Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the annual meeting.

     All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be considered present at the annual meeting for the purpose of establishing a quorum.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors if such firms have not received voting instructions from a beneficial owner.

Revocability of Proxies

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 5405 Spine Road, Boulder, Colorado 80301, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director and FOR the increase in shares for the Employee Stock Purchase Plan. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the annual meeting.

Stockholder Proposals

     Proposals of stockholders that are intended to be presented at the Company's 2005 annual meeting of stockholders must be received by the Company not later than December 27, 2004 in order to be included in the proxy statement and proxy relating to that annual meeting.

     Any stockholder proposal to be considered at the Company's 2005 annual meeting, but not included in the proxy materials, must be submitted in writing and received by the Company not fewer than 60 days prior to the 2005 annual meeting; provided, however, that in the event that fewer than 70 days' notice or public announcement of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be received not later than the close of business of the tenth day following the day on which public announcement of the meeting date is first made by the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

     There are seven nominees for election to the Board of Directors. Each director to be elected will hold office until the 2005 Annual Meeting of Stockholders. In any event, a director elected pursuant to this proxy statement will hold office until his successor is elected and is qualified, or until such director's earlier death, resignation or removal.

     The Board of Directors has determined that the Company is a "controlled company," as defined in Rule 4350(c)(5) of the listing standards of the National Association of Securities Dealers, Inc. ("Nasdaq"), based on SNPE, Inc.'s ownership of approximately 54.1% of the Company's outstanding common stock. Accordingly, the Company is exempt from certain requirements of the Nasdaq listing standards, including the requirement to maintain a majority of independent directors on the Company's Board of Directors and the requirements regarding determination of compensation for executive officers and the nomination of directors by independent directors. Directors are encouraged to attend the Company's Annual Meeting of stockholders. Six directors attended the 2003 Annual Meeting of stockholders held on October 15, 2003.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

NOMINEES

     The names of the nominees and certain information about them are set forth below.

     Mr. Bernard Fontana. Mr. Fontana, age 43, has served as a director of the Company since June 2000 and as Chairman of the Board of the Company since July 2003. He was President and Chief Executive Officer of the Company from June 2000 to November 2000. Mr. Fontana is currently Executive Vice President of Groupe SNPE, a position he has held since February 2002. Since February 2002, Mr. Fontana has also served as Chairman and CEO of Isochem and Bergerac NC, subsidiaries of Groupe SNPE engaged in the manufacture of fine chemicals and specialty chemicals, respectively, and since June 2003 has served as Chairman and CEO of Nobel Explosifs France, a Groupe SNPE subsidiary that manufactures industrial explosives. Previously, Mr. Fontana was Executive Vice President of the Fine Chemicals division of Groupe SNPE from January 2001 to January 2002. Mr. Fontana has also been Vice President of Groupe SNPE, North America from September 1999 to February 2002 and President of SNPE, Inc. since November 1999. Mr. Fontana was Vice President of Strategy and Business Development of the Chemicals division of Groupe SNPE from June 1998 to September 1999, General Manager of SNPE Chimie from September 1996 to June 1998 and General Manager, Bergerac NC, a business unit of Groupe SNPE, from 1992 to September 1996.

     Mr. Bernard Hueber. Mr. Hueber, age 62, has served as a director of the Company since June 2000 and had been Chairman of the Board of the Company until June 2002. Following his retirement from Groupe SNPE in June 2002, Mr. Hueber became Secretary General of the Federation of European Explosives Manufacturers (FEEM) and continues to serve in that capacity. From 1990 to December 2001, Mr. Hueber served as the Chairman of the Board and Chief Executive Office of Nobel Explosifs France. From January 2002 until his retirement from Groupe SNPE in June 2002, Mr. Hueber served as General Manager of Groupe SNPE's Industrial Explosives operating unit. From January 2003, Mr. Hueber has served as Secretary General of SAFEX International.

     Mr. Jacques Loppion. Mr. Loppion, age 64, has served as a director of the Company since December 2003. He is currently the Chairman and Chief Executive Officer of Groupe SNPE, a position he has held since October 2001. From July 1995 to October, 2001, Mr. Loppion served as the Chairman and Chief Executive Officer of Giat Industries. Mr. Loppion also serves as a director of Algéco (France), SGL Carbon AG (Germany), Groupe Gascogne (France) and KM Europa Metal (Germany).

     Mr. Francois Schwartz. Mr. Schwartz, age 57, has served as a director of the Company since January 2004. He is currently the Corporate Senior Vice President, Financial and Legal Affairs of Groupe SNPE, a position he has held since July 2003. Prior to joining Groupe SNPE, Mr. Schwartz had served as Deputy Senior Vice President, Finance of the Renault Group from February 2002 to July 2003 and Deputy Chief Financial Officer of the Renault Group from 1993 to February 2002.

     Mr. Dean K. Allen. Mr. Allen, age 68, has served the Company as a director since July 1993. In January 2001, Mr. Allen retired as President of Parsons Europe, Middle East and South Africa, a position he had held since February 1996. Mr. Allen was Vice President and General Manager of Raytheon Engineers and Constructors, Europe, from February 1994 to December 1995.

     Dr. George W. Morgenthaler. Dr. Morgenthaler, age 77, has served as a director of the Company since June 1986. Dr. Morgenthaler also served as a director during the period from 1971 to 1976. Dr. Morgenthaler has been a Professor of Aerospace Engineering at the University of Colorado at Boulder since 1986. He has served as Department Chair, Director of the University of Colorado's BioServe Commercial Space Center and Associate Dean of Engineering for Research. Previously, Dr. Morgenthaler was Vice President of Martin Marietta Aerospace and Martin Marietta Aluminum Companies, Vice President Primary Products Division of Martin Marietta Aluminum Co. and Vice President and General Manager of the Baltimore Division of Martin Marietta Aerospace Co. Dr. Morgenthaler has served as a director of Computer Technology Assoc. Inc. from 1993 to 1999 and served as a director of Columbia Aluminum Company from 1987 to 1996.

     Mr. Gerard Munera. Mr. Munera has served as a director of the Company since September 2000. From October 1996 to the present, Mr. Munera, age 68, has been General Manager of Synergex Group LLC, a personally controlled holding company with diversified investments, including real estate, securities, gold mining and high technology industries. Mr. Munera is also Director of Security Biometrics, Inc. and Meridian Gold Inc. Between 1990 and 1991, Mr. Munera was Senior Vice President of Corporate Planning and Development and a member of the Executive Committee of RTZ plc. Between 1991 and 1994, Mr. Munera was President of Minorco (USA), a diversified $1.5 billion natural resources group. From 1994 to October 1996, Mr. Munera was Chairman and CEO of Latin American Gold Inc., a gold exploration and mining company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY'S 1997 EQUITY INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER SUCH PLAN BY 50,000 SHARES

     In March 1997, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1997 Equity Incentive Plan (the "1997 Plan"). At December 31, 2003, there were 1,075,000 shares of the Company's Common Stock authorized for issuance under the 1997 Plan.

     At April 1, 2004, options (net of canceled or expired options) covering an aggregate of 970,500 shares of the Company's Common Stock had been granted under the 1997 Plan and 104,500 shares remained available for future grant under the 1997 Plan, plus those shares, if any, that might in the future be returned to the plan as a result of the cancellation or expiration of options.

     On April 8, 2004, the Board approved the amendment of the 1997 Plan, subject to stockholder approval, to increase the numbers of shares authorized for issuance under the 1997 Plan by 50,000 shares, from a total of 1,075,000 shares to 1,125,000 shares. The Board approved the amendment of the 1997 Plan to ensure that the Company can continue to grant stock awards to employees, consultants and non-employee directors at levels determined appropriate by the Board and the Compensation Committee.

     Stockholders are requested in this Proposal 2 to approve the amendment of the 1997 Plan. The affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote will be required to approve the amendment of the 1997 Plan. Broker non-votes and abstentions are counted towards a quorum and will have no effect on this matter being proposed. A copy of the 1997 Plan is attached hereto as Appendix B.

     The essential features of the 1997 Plan are outlined below:

     GENERAL

     The 1997 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively, "stock awards"). Incentive stock options granted under the 1997 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Income Tax Information" for a discussion of the tax treatment of the stock awards.

     PURPOSE

     The 1997 Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 190 employees are eligible to participate in the 1997 Plan.

     ADMINISTRATION

     The 1997 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Plan and, subject to the provisions of the 1997 Plan, to determine the persons to whom and the dates on which stock awards will be granted, whether a stock award will be an incentive stock option, nonstatutory stock option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing, the number of shares to be subject to each stock award, and the provisions of each stock award granted (which need not be identical), including the time or times during the term of each stock award within which all or a portion of such stock award may be exercised, the exercise price and the type of consideration. The Board of Directors is authorized to delegate administration of the 1997 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 1997 Plan to the Compensation Committee of the Board. As used herein with respect to the 1997 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

     Regulations under Section 162(m) of the Code require that the directors who serve as members of the Compensation Committee must be "outside directors." The 1997 Plan provides that, in the Board's discretion, directors serving on the Compensation Committee will also be "outside directors" within the meaning of Section 162(m).

     ELIGIBILITY

     Incentive stock options may be granted under the 1997 Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants are eligible to receive stock awards other than incentive stock options under the 1997 Plan.

     No incentive stock option may be granted under the 1997 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year after 1997 (under all such plans of the Company and its affiliates) many not exceed $100,000. In addition, the 1997 Plan contains a per-employee, per calendar year limitation equal to options covering 200,000 shares of Common Stock.

     STOCK SUBJECT TO THE 1997 PLAN

     The maximum number of shares that may be delivered under the 1997 Plan is 1,075,000. If stock awards granted under the 1997 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such stock awards again becomes available for issuance under the 1997 Plan.

     TERMS OF STOCK AWARDS

     The following is a description of the permissible terms of stock awards under the 1997 Plan. Individual stock award grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the 1997 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in come cases (see "Eligibility" above) may not be less than 110% of such fair market value. The exercise price of nonstatutory options and other stock awards under the 1997 Plan may not be less than 85% of the fair market value of the Common Stock subject to the stock award on the date of grant. At April 1, 2004, the closing price of the Company's Common Stock as reported on the Nasdaq SmallCap Market was $3.25 per share.

     The Board has the authority to reprice any options outstanding and to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options.

     The exercise price of options and the purchase price of other stock awards granted under the 1997 Plan must be paid either: (a) in cash or with respect to options, by check at the time the option is exercised; (b) at the discretion of the Board, (i) with respect to options, by delivery of other Common Stock of the Company or (ii) pursuant to a deferred payment or other arrangement (except for the payment of the par value of the shares and except for the payment of the exercise price of stock options automatically granted to non-employee directors and executive officers which cannot be deferred); or (c) in any other form of legal consideration acceptable to the Board.

     Vesting. Options granted under the 1997 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. The Board typically determines that shares covered by options granted under the 1997 Plan will vest at the rate of 25% on each anniversary of the date of grant over four years, except with respect to option grants to non-employee directors which the Board typically determines will vest in full on the first anniversary of the date of grant. Shares covered by options granted in the future under the 1997 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 1997 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. Shares of stock sold or awarded under the 1997 Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board. To the extent provided by the terms of a stock award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option or acquisition of stock by a cash payment upon exercise or purchase, by authorized the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the 1997 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 1997 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless: (i) such termination is due to such person's disability in which case the option may be exercised at any time within the earlier of (a) twelve months of such termination and (b) the expiration of the term of the option; (ii) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within such periods after termination of such relationship as the option may specify, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within the earlier of (a) twelve months of the optionee's death and (b) the expiration of the term of the option by the optionee's estate, by a person who acquired the right to exercise the option by bequest or inheritance or by a person the optionee has designated to exercise the option upon the optionee's death; or (iii) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a shorter or longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons. With respect to stock awards, in the event that the participant's employment or relationship as a consultant or director of the Company or any affiliate of the Company terminates, the Company may repurchase or otherwise reacquire any or all shares of stock held by that person which have not vested as of the date of such termination to the extent that participant's stock bonus orrestricted stock purchase agreement so provides.

     Automatic Grants to Non-Employee Directors. Each non-employee director of the Company receives automatic grants of nonstatutory stock options under the 1997 Plan. Upon the initial election or appointment of a non-employee director to the Company's Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 7,500 shares of Common Stock of the Company. On that date of each annual meeting of the Company's stockholders, each person who is then a non-employee director is automatically granted an option to purchase that number of shares of Common Stock of the Company determined by multiplying 5,000 shares by a fraction the numerator of which is the number of days the person continuously has been a non-employee director since the date of the last annual meeting as of the date of grant and the denominator of which is 365. The exercise price of such options may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. The options may be exercised as provided in each option agreement which typically states that the option may not be exercised until the date upon which the optionee has provided one year of continuous service as a non-employee director following the date of grant of the option. The term of each option is 10 years. If the non-employee director's continuous status as a director terminates, the option will terminate on the earlier of its expiration date and three months following the date of such termination.

     ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1997 Plan or subject to any stock award granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the 1997 Plan and stock awards outstanding thereunder will be appropriately adjusted by the Board of Directors as to the types and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding stock awards.

     EFFECT OF CERTAIN CORPORATE EVENTS

     The 1997 Plan provides that, in the event of a dissolution or liquidation of the Company, sale of all or substantially all of the assets of the Company or specified types of mergers or other corporate reorganizations, to the extent permitted by law, any surviving corporation will be required to either assume stock awards outstanding under the 1997 Plan or substitute similar stock awards for those outstanding under such plan. In the event that any surviving corporation declines to assume stock awards outstanding under the 1997 Plan, or to substitute similar stock awards, then the time during which such stock awards may be exercised will be accelerated and the stock awards terminated if not exercised during such time. The acceleration of stock awards in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

     DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1997 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Plan will terminate on March 3, 2007.

     The Board may also amend the 1997 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company to the extent such approval is necessary in order for the 1997 Plan to satisfy Section 422 of the Code or any Nasdaq or securities exchange listing requirement. The Board may submit any other amendment to the 1997 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limitation on the corporate deductibility of compensation paid to certain executive officers.

     RESTRICTIONS ON TRANSFER

     Under the 1997 Plan, incentive stock options and rights under a stock bonus or restricted stock purchase agreement (as long as the stock awarded remains subject to its terms) may not be transferred by the participant otherwise than by will or by the laws of descent and distribution. Incentive stock options during the lifetime of the optionee may be exercised only by the optionee. A nonstatutory stock option may be transferred to the extent provided in the option agreement. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

     FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the 1997 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option many create or increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock for a gain before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term generally depending on whether the stock was held for more than eighteen months (or in certain cases, one year). Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     To the extent the optionee recognized ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 1997 Plan generally have the following tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than eighteen months (or in certain cases, one year). Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Restricted Stock. In general, a participant will not recognize taxable income upon the receipt of restricted stock, because such stock will be subject to restrictions which constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (including, for this purpose, any restriction under Section 16(b) of the Exchange Act). Rather, the participant will recognize ordinary income at such time as the restrictions no longer apply, in an amount equal to the fair market value of the stock at that time over the amount, if any, paid for stock. However, a participant may elect to be taxed currently upon receipt of the stock (without regard to such restrictions) by making an election under Section 83(b) of the Code within 30 days of receipt. In this event, the participant will recognize ordinary income at the time of the receipt of the stock in an amount equal to the excess, if any, of the fair market value of the stock at time over the amount, if any, paid for the stock. However, if the shares are later forfeited, the participant will not be entitled to any loss (except for any amount actually paid for the stock). Any future appreciation in the stock will be treated as capital gain upon the sale or exchange of the stock. The amount of compensation income to the participant generally is deductible by the Company. Any dividends paid to the participant on restricted stock before the stock is taken into income are ordinary compensation income to the participant and generally deductible by the Company.

     Potential Limitation on Company Deductions. Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to certain stock awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     NEW PLAN BENEFITS

     The following table presents certain information with respect to options granted under the 1997 Plan during the Company's fiscal year ended December 31, 2003 to (i) the Named Executive Officers as defined in "Executive Compensation" below), (ii) all executive officers as a group, (iii) all non-executive officer directors as a group, and (iv) all non-executive officer employees as a group.

Equity Compensation Plan Information

     The following table sets forth certain information regarding the equity compensation plan as of December 31, 2003.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

Executive Officers

     The following individuals serve as executive officers of the Company. Each executive officer is elected by the Board of Directors and serves at the pleasure of the Board.

Name	Position	Age
Mr. Yvon Pierre Cariou	President and Chief Executive Officer	58
Mr. Richard A. Santa	Vice President, Chief Financial Officer and Secretary	53
Mr. John G. Banker	Vice President, Marketing and Sales, Clad Metal Division	57

     Mr. Yvon Pierre Cariou. Mr. Cariou has served as President and Chief Executive Officer since November 2000. From March 2000 to November 2000, Mr. Cariou was a consultant who performed research and development projects for the oil industry and market research for a start-up company. From November 1998 to March 2000, Mr. Cariou was President and Chief Executive Officer of Astrocosmos Metallurgical Inc., a division of Groupe Carbone Lorraine of France, involved in the design and fabrication of process equipment for the chemical and pharmaceutical industries. From September 1993 to September 1998, Mr. Cariou was a Partner and Vice President Sales and Marketing of Hydrodyne/FPI Inc. From January 1991 to September 1993, Mr. Cariou was President of MAINCO Corp. and ESCO Corp., manufacturing divisions of Nu-Swift, a public company based in the United Kingdom.

     Mr. Richard A. Santa. Mr. Santa has served as Vice President, Chief Financial Officer and Secretary of the Company since October 1996 and served as interim Chief Financial Officer from August 1996 to October 1996. Prior to joining the Company in August 1996, Mr. Santa was Corporate Controller of Scott Sports Group Inc. from September 1993 to April 1996. From April 1996 to August 1996, Mr. Santa was a private investor. From June 1992 to August 1993, Mr. Santa was Chief Financial Officer of Scott USA, a sports equipment manufacturer and distributor. Earlier in his career, Mr. Santa was a senior manager with Price Waterhouse, where he was employed for ten years.

     Mr. John G. Banker. Mr. Banker has served as Vice President, Marketing and Sales, Clad Metal Division since June 2000. From June 1996 to June 2000, Mr. Banker was President of CLAD Metal Products, Inc. From June 1977 to June 1996, Mr. Banker was employed by the Company and served in various technical, sales and management positions. Mr. Banker held the position of Senior Vice President, Sales and New Business Development from June 1991 to July 1995.

Board Committees and Meetings

     During the fiscal year ended December 31, 2003, the Board of Directors held five meetings. The Board currently has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent accountants at least annually to (i) review the results of the annual audit and discuss the financial statements; (ii) hire the independent accountants to be retained; and (iii) receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. During the year 2003, the Audit Committee was composed of Mr. Dean K. Allen, Dr. George W. Morgenthaler and Mr. Gerard Munera, three non-employee directors who the Board of Directors has determined to meet the definition of "independent directors" under the Nasdaq's listing standards. The Audit Committee met five times during the 2003 fiscal year. The Audit Committee has determined that Mr. Gerard Munera qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission.

     In June 2000, the Board adopted a written Charter of the Audit Committee, which is attached hereto as Appendix C. The charter requires that, commencing on or before June 14, 2001, the Audit Committee be comprised of three or more independent directors, at least one of whom has relevant financial or accounting experience.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and non-employee directors under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During the fiscal year ended December 31, 2003, the Compensation Committee was composed of four non-employee directors, Mr. Michel Philippe, Mr. Dean Allen, Mr. Bernard Hueber, and Dr. George W. Morgenthaler. It met twice during such fiscal year. As of January 2004, Mr. Michel Philippe is no longer a director of the Company. Mr. Bernard Fontana replaced Mr. Michel Philippe on the Compensation Committee.

     The Board of Directors does not have a standing nominating committee or committee performing similar functions. The Board of Directors has determined that it was appropriate not to have a nominating committee because of the relatively small size of the Board of Directors, and the entire Board of Directors (which includes members that do not meet the Nasdaq definition of "independent director") functions in the same capacity as a nominating committee. The Board of Directors does not have a formal policy with regard to the consideration of any director nominees recommended by its stockholders because historically the Company has not received recommendations from its stockholders and the costs of establishing and maintaining procedures for the consideration of stockholder nominations would be unduly burdensome. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by Board members, management or other parties are evaluated. Any stockholder nominations proposed for Board consideration should include the nominee's name and qualifications for Board membership and should be mailed to c/o Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301 or faxed at (303) 604-3948. The Company does not intend to treat stockholder recommendations in any manner different from other recommendations.

     Qualifications for consideration as a director nominee may vary according to the particular area of expertise being sought as a complement to the existing Board composition. However, in making its nominations, the Board of Directors considers, among other things, an individual's business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

     The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

     The Board of Directors believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at c/o Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301 or fax to (303) 604-3948. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder-director communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary of the Company will open such communications and make copies, and then circulate them to the appropriate director or directors.

     During the fiscal year ended December 31, 2003, all of our current directors attended more than 75% of the aggregate of (i) the number of meetings of the Board and (ii) the number of meetings of the committees on which they served.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's common stock as of April 13, 2004 by: (i) each person or group known by the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all executive officers and directors of the Company as a group.

	Beneficial Ownership (1)
Name and Address (2) of Beneficial Owner	Number of Shares	Percent of Total
SNPE, Inc. (3) 101 College Road East Princeton, NJ 08540	2,763,491	54.11
Mr. Yvon Pierre Cariou (4)	47,250	*
Mr. Richard A. Santa (4)	135,353	2.59
Mr. John G. Banker (4)	53,276	1.04
Mr. Bernard Hueber (4)	17,500	*
Mr. Dean K. Allen (4)	43,000	*
Mr. Bernard Fontana (4)	17,500	*
Dr. George W. Morgenthaler (4)	112,778	2.20
Mr. Gerard Munera (4)	17,500	*
Mr. Jacques Loppion (4)	-	*
Mr. Francois Schwartz (4)	-	*
All executive officers and directors as a group (5) (10 persons)	444,157	8.23

_______________

*     Less than 1%

(1)     This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,107,134 shares outstanding on April 13, 2004, adjusted as required by rules promulgated by the SEC.

(2)     Unless otherwise indicated, the address of each beneficial owner is c/o Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301.

(3)     The information reported is based solely on information contained in the Form 4 filed by each of SNPE, Inc., SOFIGEXI, and SNPE. Each reported that it had shared voting and investment power and beneficial ownership of 2,763,491 shares.

(4)     Amounts reported include shares subject to stock options exercisable within 60 days of April 13, 2004 as follows: Mr. Cariou, 41,250 shares; Mr. Santa, 116,625 shares; Mr. Banker, 31,625 shares; Mr. Hueber, 17,500 shares; Mr. Allen, 30,000 shares; Mr. Fontana, 17,500 shares; Dr. Morgenthaler, 20,000 shares; and Mr. Munera, 17,500 shares. Shares of common stock subject to options that are exercisable within 60 days of April 13, 2004 are deemed to be beneficially owned by the person holding those options for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing any other person's percentage ownership.

(5)     The amount reported includes 292,000 shares subject to stock options exercisable within 60 days of April 13, 2004. The applicable percentage is based on 5,399,134 shares outstanding, which includes shares subject to stock options exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC an initial report of ownership and to report changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that each of John G. Banker, Yvon Pierre Cariou and Richard A. Santa inadvertently failed to timely file a Form 4 relating to the receipt of options by executive officers. Each officer has subsequently filed a Form 5 reporting the appropriate information.

     We have adopted a Code of Ethics applicable to each of the Named Executive Officers (as defined below). The Code of Ethics has been posted on our website, www.dynamicmaterials.com.

Financial Performance

     The following graph compares the performance of the common stock with the Nasdaq Non-Financial Stocks Index and the Nasdaq Composite (US) Index. The comparison of total return (change in year end stock price plus reinvested dividends) for each of the years assumes that $100 was invested on December 29, 1998 in each of the Company, Nasdaq Non-Financial Stocks Index and the Nasdaq Composite (US) Index with investment weighted on the basis of market capitalization. Historical results are not necessarily indicative of future performance.

Total Return Analysis	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
Dynamic Materials Corporation	$ 100.00	$ 31.73	$ 26.67	$ 105.33	$ 63.20	$ 79.73
Nasdaq Non-Financial Stocks	$ 100.00	$ 196.05	$ 114.46	$ 87.58	$ 57.22	$ 87.59
Nasdaq Composite (US)	$ 100.00	$ 185.43	$ 111.83	$ 88.76	$ 61.37	$ 91.75

 EXECUTIVE COMPENSATION

Compensation of Directors

     Prior to June 30 2003, each non-employee director of the Company had received a quarterly retainer of $1,000 and per meeting fees of $1,000 for attendance at non-telephonic Board meetings, $500 for attendance at telephonic Board meetings and $250 for attendance at committee meetings. Subsequent to June 30, 2003, each non-employee director of the Company receives a quarterly retainer of $2,000, per meeting fees of $2,000 for attendance at non-telephonic Board meetings, $1,000 for attendance at telephonic Board meetings and $1,000 for attendance at committee meetings. In the fiscal year ended December 31, 2003, the aggregate compensation paid to all non-employee directors was $108,000. The members of the Board of Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings, in accordance with Company policy.

     During the fiscal year ended December 31, 2003, the Company granted no options to individuals serving as non-employee directors of the Company. During the fiscal year ended December 31, 2003, options for an aggregate of 5,000 shares of common stock were exercised by individuals currently serving as non-employee directors.

     Each non-employee director of the Company also receives automatic grants of non-statutory stock options under the 1997 Plan. Upon the initial election or appointment of a non-employee director to the Company's Board of Directors, such director is automatically granted, without further action by the Company, the Board of Directors or the stockholders of the Company, a non-statutory option to purchase 7,500 shares of common stock. On the date of each annual meeting of the Company's stockholders, each person who is then a non-employee director is automatically granted an option to purchase that number of shares of common stock of the Company determined by multiplying 5,000 shares by a fraction, the numerator of which is the number of days the person continuously has been a non-employee director since the date of the last annual meeting as of the date of grant and the denominator of which is 365. This provision was not in effect at the time of the 2003 Annual Meeting; therefore, no options were automatically granted to non-employee directors at that time. The exercise price of such options may not be less than 85% of the fair market value of the common stock subject to the option on the date of the option grant. The options may be exercised as provided in each option agreement which typically states that the option may not be exercised until the date upon which the option holder has provided one year of continuous service as a non-employee director following the date of grant of the option. The term of each option is 10 years. If the non-employee director's continuous status as a director terminates, the option will terminate on the earlier of its expiration date and three months following the date of such termination.

Compensation of Executive Officers

SUMMARY OF COMPENSATION

     The following table shows compensation awarded or paid to, or earned by, the Company's executive officers (each, a "Named Executive Officer") during the fiscal years ended December 31, 2003, 2002 and 2001:

_____________________

(1)     Except as disclosed in this column, the amount of perquisites provided to each Named Executive Officer did not exceed the lesser of $50,000 or 10% of total salary and bonus for each fiscal year.
(2)     Includes $3,300 of life insurance premiums and $10,304 of matching contributions under the 401(k) plan.
(3)     Includes $2,570 of life insurance premiums and $5,500 of matching contributions under the 401(k) plan.
(4)     Includes $285 of matching contributions under the 401(k) plan.
(5)     Includes $3,269 of life insurance premiums and $9,678 of matching contributions under the 401(k) plan.
(6)     Includes $3,860 of life insurance premiums and $5,500 of matching contributions under the 401(k) plan
(7)     Includes $3,269 of life insurance premiums and $5,250 of matching contributions under the 401(k) plan.
(8)     Includes $3,189 of life insurance premiums and $5,797 of matching contributions under the 401(k) plan.
(9)     Includes $1,427 of life insurance premiums and $4,952 of matching contributions under the 401(k) plan
(10)   Includes $3,783 of life insurance premiums and $4,583 of matching contributions under the 401(k) plan.

Stock Options

     The Company grants options to its executive officers under its 1997 Plan. As of April 13, 2004, options to purchase a total of 715,998 shares were outstanding under this plan and options to purchase 104,500 shares remained available for grant thereunder.

     The following table shows certain information regarding options granted to the Company's above-referenced officers during the fiscal year ended December 31, 2003:

     The following table shows for the fiscal year ended December 31, 2003, certain information regarding options exercised by, and held at year-end by, the Company's above-referenced officers:

____________________

(1)     i.e., value of options for which the fair market value of the common stock at December 31, 2003 ($2.99) exceeds the exercise price.

Employment Agreements

     Mr. Yvon Cariou has an employment agreement with the Company, under which he is entitled to receive six months' salary in the case of termination of Mr. Cariou's employment without cause. The agreement has an indefinite term. Mr. Yvon Cariou's base salary was increased to $260,000 effective December 22, 2003.

     Mr. Richard Santa has an employment agreement with the Company under which he is entitled to receive 26 weeks of salary if (i) he is involuntarily terminated without cause or (ii) there is a change of control of the Company. The employment agreement has an indefinite term. Mr. Richard Santa's base salary was increased to $217,000 effective December 22, 2003.

     Mr. John Banker has an employment agreement with the Company for a five-year term ending June 16, 2005. The agreement provides that if the Company terminates Mr. Banker's employment involuntarily without cause, he is entitled to receive his base salary for a period ending upon the later of (i) six months from the date of termination or (ii) the fifth anniversary of the date of the agreement, provided that he continues to comply with the applicable provisions of the agreement. Mr. John Banker's base salary was increased to $145,000 effective December 22, 2003.

 INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Ernst & Young as the Company's independent accountants for the year ending December 31, 2004.

     On July 12, 2002, the Board of Directors of the Company, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the year ending December 31, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with its audits for the Company's years ended December 31, 2001 and 2000 and through July 12, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused AA to make reference to the subject matter in connection with AA's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     We requested Arthur Andersen to furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A representative of Arthur Andersen informed the Company that Arthur Andersen is no longer furnishing such letters.

     Representatives of E&Y are expected to be present at the Annual Meeting, and therefore will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

     As of December 31, 2003, the Audit Committee was comprised of Mr. Dean K. Allen, Dr. George W. Morgenthaler and Mr. Gerard Munera, each of whom the Board of Directors has determined to be independent as such term is defined in the NASD listing standards. As required by the written Charter of the Audit Committee adopted by the Board of Directors in June, 2000, the Audit Committee reviewed and discussed the audited financial statements for the Company with the Company's management. The Audit Committee has also discussed with E&Y, the Company's independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended. The Audit Committee has received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with E&Y that firm's independence. Nothing came to the attention of the Audit Committee that caused the Audit Committee to believe that the audited financial statements contain any materially misleading information or omit any material information. Based upon these discussions and the Audit Committee's review, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

     The Audit Committee also reviewed and discussed the fees paid, as listed below, to E&Y during the last two fiscal years for audit and non-audit services and has determined that the provision of the non-audit services are compatible with E&Y's independence. For fiscal year 2003, the Company paid E&Y aggregate fees of approximately $171,660. For fiscal year 2002, the Company paid E&Y and Arthur Andersen aggregate fees of approximately $124,415.

Audit Fees

     The Company paid E&Y approximately $160,500 and $104,820 for aggregate fees billed for professional services rendered for the audit of the Company's 2003 and 2002 annual financial statements and review of the Company's 2003 and 2002 quarterly financial statements. The 2003 fees include $30,000 for a re-audit of the Company's fiscal year 2001. In addition, the Company paid Arthur Andersen $6,000 for a review of the financial statement for the first quarter 2002.

Audit Related Fees

     The Company paid E&Y approximately $1,160 and $2,935 in audit related fees for the 2003 and 2002 fiscal years respectively.

Tax Fees

     The Company has estimated to pay E&Y approximately $10,000 for fees related to federal and state tax compliance for fiscal year 2003. The fees related to the fiscal year 2002 federal and state tax compliance were approximately $10,660.

All Other Fees

     The Company did not pay out any fees in 2003 or 2002 for other professional services, including services associated with proxy filings and business advisory services.

Audit Committee Pre-Approval Policies and Procedures

     In accordance with the SEC's rules requiring the Audit Committee to pre-approve all audit and non-audit services provided by the Company's independent auditor, the Audit Committee has adopted a formal policy on auditor independence requiring the approval by the Audit Committee of all professional services rendered by the Company's independent auditor prior to the commencement of the specified services. The Audit Committee approved all services performed by E&Y in fiscal year 2003 in accordance with the Company's formal policy on auditor independence.

Audit Committee Members

Dean K. Allen
George W. Morgenthaler
Gerard Munera

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee of the Board, which is composed of four non-employee members of the Board. The Compensation Committee reviews compensation arrangements of all executive officers of the Company and recommends certain arrangements to the Board for approval. In reviewing the compensation of individual executive officers, the Compensation Committee takes under consideration published industry compensation surveys, compensation paid to executive officers at other comparable companies, current market conditions and the recommendations of management.

Compensation Philosophy

     The Company's compensation philosophy is to (i) provide a compensation program that will be able to attract and retain high caliber managerial talent, (ii) provide compensation opportunities that are competitive with those provided by other comparable companies, and (iii) create a balance between short-term performance measures and long-term strategic direction and decisions through incentive programs which are linked to stockholder value. Available forms of executive compensation include base salary, annual performance bonuses and stock options.

CEO Compensation

     The principal components of compensation for the Chief Executive Officer for fiscal 2003 included base salary, bonus and stock option grants. The Compensation Committee increased Mr. Cariou's base salary from $240,000 to $260,000, effective December 22, 2003, based largely on an assessment of his responsibilities within the Company, publicly available information about salaries of executives with similar responsibilities in companies of comparable size and scope, and the subjective evaluation of his overall performance and contribution to the Company.

     On February 28, 2003 and December 18, 2003, the Compensation Committee granted Mr. Cariou an option to purchase 15,000 shares and 17,500 shares, respectively, of Dynamic Materials Corporation common stock. The exercise prices for these options are $2.36 per share and $2.83 per share, respectively. The exercise prices were set at the fair market value on the date of the grants and the options vest 25% annually beginning on the first anniversary date of the grants. The stock options expire ten years from the date of the grants.

Base Salary

     Base salary for executive officers is determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in comparable companies. Individual salaries are determined considering the person's performance against certain corporate objectives, such as successful execution of the Company's strategy, comparisons of budgeted amounts to actual amounts and overall profitability of the Company.

Bonus Plan

     The bonus plan, an annual incentive award plan, is a variable pay program for officers and other senior managers of the Company to earn additional annual cash compensation. The actual incentive award earned depends on the extent to which the Company or division objectives are achieved. At the start of each year, the Compensation Committee and the Board review and approve the performance objectives for the Company and individual officers. The Company's objectives consist of operating, strategic and financial goals that are considered critical to the Company's fundamental long-term goal - building stockholder value.

     After the end of the year, the Compensation Committee evaluates the degree to which the Company has met its goals and establishes a total bonus award pool under the Bonus Plan. Individual awards are determined by evaluating each participant's performance against personal objectives and allocating a portion of the award pool base upon a participant's contribution during the year. Awards are paid in cash in January or February following the performance year.

Amended and Restated 1997 Equity Incentive Plan

     The 1997 Plan authorizes the Compensation Committee, or its designee, to grant incentive or non-statutory stock options to purchase shares of the Company's common stock. The purpose of the 1997 Plan is to enable the Company to attract, retain and motivate its employees and to enable employees to participate in the long-term growth of the Company by providing for or increasing the proprietary interest of such employees in the Company. Periodic grants are generally made annually to eligible employees, with additional grants being made upon commencement of employment and, occasionally, following a significant change in job responsibilities, scope or title. Grants to executive officers under the 1997 Plan are designed to align a portion of the executive's compensation with the long-term interests of the Company's stockholders.

Compensation Committee Members

Bernard Fontana
Dean K. Allen
Bernard Hueber
George W. Morgenthaler

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 16, 2001, the Company announced that it had reached agreement to acquire 100% of the stock of Nobelclad Europe S.A. ("Nobelclad") and Nitro Metall Aktiebolag ("Nitro Metall") from Nobel Explosifs France ("NEF"). Nobelclad and Nitro Metall operate cladding businesses located in Rivesaltes, France and Likenas, Sweden, respectively, which generated combined revenues of approximately $10.5 million in calendar year 2000. NEF is wholly owned by Groupe SNPE and is a sister company to SNPE, Inc., which owns 54% of the Company's common stock. Mr. Bernard Fontana, a Director of the Company, is the President of SNPE, Inc. The acquisition closed on July 3, 2001. The purchase price was financed through a $4.0 million intercompany note agreement between the Company and SNPE, Inc. and the assumption of $1.23 million in third party bank debt associated with Nobelclad's acquisition of Nitro Metall from NEF prior to the Company's purchase of Nobelclad stock.

     The Company has a sales commission agreement with Clad Metal Products, Inc. which is 100% owned by Mr. John Banker, an executive Officer of the Company. Under this agreement, the Company will pay Clad Metal Products, Inc. 20% of the commissions that it earns on sales of certain non-explosion clad products. During fiscal year 2003, $10,067 was earned in commission and was subsequently paid in 2004.

OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ RICHARD A. SANTA
RICHARD A. SANTA
Vice President, Chief Financial Officer and Secretary

April 23, 2004

     Accompanying this proxy statement is a copy of the Company's Annual Report to Stockholders, which includes the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2003. Additional copies of the Annual Report and the Form 10-K are available without charge upon written request to: Corporate Secretary, Dynamic Materials Corporation, 5405 Spine Road, Boulder, Colorado 80301.

APPENDIX A

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS -- JUNE 10, 2004

     The undersigned hereby constitutes and appoints Yvon Pierre Cariou and Richard A. Santa, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Dynamic Materials Corporation to be held at 5405 Spine Road, Boulder, Colorado on June 10, 2004, at 9:00 a.m. local time, and at any postponements, continuations and adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

DYNAMIC MATERIALS CORPORATION
PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)

1.	Election of Directors	FOR all nominees (except as marked to the contrary below) [ ]	WITHHOLD AUTHORITY to vote for all nominees [ ]
(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)
	Bernard Hueber [ ]	Gerard Munera [ ]	Dean K. Allen [ ]
	Jacques Loppion [ ]	Francois Schwartz [ ]	George W. Morgenthaler [ ]
Bernard Fontana [ ]

2.	Approval of the amendment of the 1997 Equity Incentive Plan
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Upon such other matters as may properly come before the meeting
	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 through 3.
The Board of Directors recommends a vote "FOR" the listed proposal.

Dated: ___________________, 2004

Signature(s)_____________________________

_______________________________________

Please mark, sign and return promptly using the enclosed envelope. Executors, administrators, trustees, etc. should give a title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

APPENDIX B

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

1997 Equity Incentive Plan

Adopted March 4, 1997
Approved by Stockholders May 23, 1997
Amended February 18, 1998
Amendment Approved by Stockholders May 22, 1998

1.     Purposes.

     (a)     The purpose of the Plan is to provide a means by which selected Employees and Directors and Consultants may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, and (iv) rights to purchase restricted stock. The Plan is intended to be an amendment of and continuation of the Company's 1992 Incentive Stock Option Plan and 1994 Nonemployee Director Stock Option Plan.

     (b)     The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c)     The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 or 7 hereof, including Incentive Stock Options and Nonstatutory Stock Options or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     Definitions.

     (a)     "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)     "Board" means the Board of Directors of the Company.

     (c)     "Code" means the Internal Revenue Code of 1986, as amended.

     (d)     "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e)     "Company" means Dynamic Materials Corporation, a Delaware corporation.

     (f)     "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g)     "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (h)     "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (i)     "Director" means a member of the Board.

     (j)     "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (k)     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (l)     "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows.

          (1)     If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2)     In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

     (m)     "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (n)     "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its subsidiaries, does not receive compensation (directly or indirectly) from the Company or its subsidiaries for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (o)     "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p)     "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q)     "Option" means a stock option granted pursuant to the Plan.

     (r)     "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s)     "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (t)     "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u)     "Plan" means this 1997 Equity Incentive Plan.

     (v)     "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

     (w)     "Securities Act" means the Securities Act of 1933, as amended.

     (x)     "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

     (y)     "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.     Administration.

     (a)     The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b)     The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)     To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (2)     To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)     To amend the Plan or a Stock Award as provided in Section 13.

          (4)     Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

     (c)     The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.     Shares subject to the Plan.

     (a)     Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million seventy-five thousand (1,075,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     (b)     The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     Eligibility.

     (a)     Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

     (b)     No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c)     Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of the Company's common stock in any calendar year.

6.     Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)     Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b)     Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c)     Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d)     Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option may be transferable to the extent provided in the Option Agreement. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e)     Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f)     Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

     (g)     Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise the Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise the Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h)     Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise the entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i)     Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     Option Grants for Non-Employee Directors.

     (a)     Initial Grant For Non-Employee Directors. Each person who is elected for the first time to be a Non-Employee Director automatically shall, upon the date of such initial election, be granted an option to purchase seven thousand five hundred (7,500) shares of common stock of the Company on the terms and conditions set forth herein.

     (b)     Annual Grant. On the date of each annual meeting of the Company's shareholders, (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since the last annual meeting automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of common stock of the Company (rounded up to the nearest whole share) determined by multiplying five thousand (5,000) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

     (c)     Term. The term of each Non-Employee Director's option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant (or such shorter period specified in the Option Agreement). If the Non-Employee Director's Continuous Status as an Employee, Director or Consultant terminates, the option shall terminate on the earlier of the Expiration Date or the date three (3) months following the date of termination of such Continuous Status. In any and all circumstances, a Non-Employee Director's option may be exercised following termination of his or her Continuous Status as an Employee, Director or Consultant only as to that number of shares as to which it was exercisable on the date of termination of such status under the provisions of subsection 7(g).

     (d)     Price. The exercise price of each Non-Employee Director's option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date such option is granted.

     (e)     Consideration. Payment of the exercise price of each option may be made under one of the following alternatives, as specified in the Option Agreement:

          (1)     Payment of the exercise price per share in cash or by check at the time of exercise; or

          (2)     Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (3)     Payment by a combination of the methods of payment specified in paragraphs (1) and (2) above.

     Notwithstanding the foregoing, a Non-Employee Director's option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (f)     Transferability. A Non-Employee Director's option shall be transferable only to the extent provided in the Option Agreement.

     (g)     Vesting. A Non-Employee Director's option shall become exercisable as described in the Option Agreement.

8.     Terms of Stock Bonuses and Purchases of Restricted Stock.

     Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

     (a)     Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (b)     Transferability. Rights under a stock bonus or restricted stock purchase agreement shall be transferable only by will or the laws of descent and distribution, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the Agreement.

     (c)     Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement (however, in the event the Company reincorporates in Delaware, then payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment), or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

     (d)     Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

     (e)     Termination of Employment or Relationship as a Director or Consultant. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 8(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

9.     Cancellation and Re-Grant of Options.

     (a)     The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

     (b)     Shares subject to an Option canceled under this Section 9 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.     Covenants of the Company.

     (a)     During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b)     The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.     Use of Proceeds From Stock.

     Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.     Miscellaneous.

     (a)     The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b)     Neither an Employee, Director or Consultant nor any person to whom a Stock Award may be transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c)     Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's Bylaws and the provisions of the applicable laws of the Company's state of incorporation, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

     (d)     To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (e)     The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award may be transferred, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (f)     To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.     Adjustments Upon Changes in Stock.

     (a)     If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

     (b)     In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 13(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

14.     Amendment of the Plan and Stock Awards.

     (a)     The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent such approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements.

     (b)     The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c)     It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d)     Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e)     The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.     Termination or Suspension of the Plan.

     (a)     The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth anniversary of the date the Plan was adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b)     Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.     Effective Date of Plan.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

APPENDIX C

PROXY	PROXY

DYNAMIC MATERIALS CORPORATION
5405 SPINE ROAD, BOULDER, COLORADO 80301

Charter of the Audit Committee

Purpose:

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Dynamic Materials Corporation, a Delaware corporation (the "Company") shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the financial statements of the Company; to provide to the Board the results of its examinations and recommendations derived therefrom; to nominate independent auditors and to assist the Board in oversight and monitoring of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications, independence and performance, and (iv) the Company's internal accounting and financial controls; to prepare the Committee report that the rules of the Securities and Exchange Commission (the "SEC") require be included in the Company's annual proxy statement; to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention; and to undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe, or as may be required by law from time to time. The Board and management shall ensure that the Committee has adequate funding and other resources and authority to discharge its responsibilities as determined by the Committee.

Composition:

     The Committee shall be comprised of three or more members of the Board, all of whom, in the judgment of the Board shall be independent in accordance with the listing standards of the Nasdaq Stock Market and capable of reading and understanding fundamental financial statements. At least one member of the Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the SEC and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board have accounting or related financial management expertise in accordance with the listing standards of the Nasdaq Stock Market. In addition, Committee members will satisfy any additional requirements mandated by the rules and regulations of the SEC or the listing standards of the Nasdaq Stock Market. The Committee will review its membership annually for compliance with the above requirements and provide a certification to the Board that each of its members complies with the foregoing requirements. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

Functions and Authority:

     The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

     1.     To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company and, to the extent there are relationships, monitor and investigate them, including actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and presenting such information to the Board;

     2.     To appoint and compensate the independent auditors and oversee their work (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee is empowered, without further action of the Board, to cause the Company to pay the compensation of the independent auditors established by the Committee;

     3.     To pre-approve all audit services provided to the Company by the independent auditors; in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permitted under applicable SEC rules or applicable laws, with the independent auditors;

     4.     To pre-approve non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible). In this regard the Committee shall have the authority to appoint a subcommittee of one or more members of the Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies as to the particular service, provided that the Committee is informed of each service pre-approved (no less frequently than at each meeting of the Committee) and that no pre-approval shall be delegated to management of the Company except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors;

     5.     To conduct an annual review of the performance of the independent auditors, including a review of (i) the background and performance of partners and managers assigned to the Company's account, (ii) quality control procedures established by the independent auditors, and (iii) material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, and any steps taken to deal with any such issues;

     6.     To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors;

     7.     To conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

     8.     To review before release the unaudited quarterly operating results in the Company's quarterly earnings release;

     9.     To review and discuss with management and the Company's independent auditors the preparation and content of any officer certifications required by the Sarbanes-Oxley Act of 2002 or the SEC to be filed with the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K or any other periodic report;

     10.     To discuss with management and internal audit representatives the activities, organizational structure and qualifications of the Company's internal audit function;

     11.     To review any reports by management or internal auditors regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls and reviewing before release the disclosure regarding the Company's system of internal controls required under SEC rules to be contained in the Company's periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

     12.     To review, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     13.     To provide oversight and review at least annually of the Company's risk management policies, including its investment policies;

     14.     To institute, if necessary, special investigations with full access to all books, records, facilities and personnel of the Company;

     15.     Obtain, as appropriate, advice and assistance from outside legal, accounting or other advisors;

     16.     To establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

     17.     To review, approve and monitor the Company's code of ethics;

     18.     To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements;

     19.     To periodically review new releases and pronouncements by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the SEC that may affect current or future financial statements or other disclosures in financial reports;

     20.     To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented, and review reports submitted to the Committee by the independent auditors in accordance with the applicable SEC requirements;

     21.     To provide a report in the Company's annual meeting proxy statement and the Company's Form 10-K stating whether the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information;

     22.     To instruct the independent auditors that the independent auditors shall discuss the Company's financial results with the Company's management, and shall communicate with the Committee orally or in writing regarding such results, prior to the filing of a Form 10-Q;

     23.     To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner and provide an open avenue of communication between the independent auditors and the Board;

     24.     To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs;

     25.     To review the Company's balance sheet, profit and loss statements and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period;

     26.     To determine, as regards to new transactions or events, the auditor's reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management;

     27.     To assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices;

     28.     To disclose in the Company's annual meeting proxy statement whether the Committee has a written charter, and to file the Committee's Charter every three years in the Company's annual meeting proxy statement;

     29.     To review and update the Committee's Charter annually;

     30.     To investigate, review and report to the Board the propriety and ethical implications of any transactions, including without limitation, approving all transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (i) the Company and (ii) any officer or member of the Board of the Company, or any affiliates of the foregoing;

     31.     To set clear hiring policies for employees or former employees of the independent auditors; and

     32.     To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Meetings and Procedural Matters:

     The Committee will hold at least four regular meetings per year and additional meetings as the Chairman or Committee deems appropriate. The Committee will meet at such time as shall be determined by its Chairperson, or upon the request of any two of its members. The Committee may establish its own schedule, which it will provide to the Board in advance. The agenda of each meeting will be prepared by the Secretary of the Committee and, whenever reasonably practicable circulated to each member prior to the meeting date. The Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Committee under this Charter.

     One-third of the members, but not less than two (2) members, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairperson will preside, when present, at all meetings of the Committee. The Committee may meet by telephone or videoconference and may take action by written consent. Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

Reports:

     In addition to preparing the report in the Company's proxy statement in accordance with the rules and regulations of the SEC, the Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's Charter.

Compensation:

     Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

     Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

Delegation of Authority:

     The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.